UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2005

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



           Delaware                      0-26224                51-0317849
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchang
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchang
    Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

On October 28, 2005, Integra LifeSciences Corporation ("ILS"), a wholly-owned subsidiary of Integra LifeSciences Holdings Corporation (the "Company"), entered into a lease modification agreement with Plainsboro Associates relating to its manufacturing facility in Plainsboro, New Jersey. Plainsboro Associates is a New Jersey general partnership. Ocirne, Inc., a subsidiary of Provco Industries ("Provco"), owns a 50% interest in Plainsboro Associates. Provco's stockholders are trusts whose beneficiaries include the children of Dr. Richard Caruso, the Chairman and a principal stockholder of the Company. Dr. Caruso is the President of Provco.

The lease modification agreement provides for extension of the term of the lease from October 31, 2012 for an additional five (5) year period through October 31, 2017 at a rate of $11.03 per square foot, or an annual rate of $272,308.64 ($22,692.39 monthly). The lease modification agreement also provides a ten year option for ILS to extend the lease from November 1, 2017 through October 31, 2027 at a fixed rate of $11.97 per square foot, or an annual rate of $295,515.36 ($24,626.28 monthly), for the ten year extension period (the rate is fixed for the entire ten year period).

Prior to the amendment, the lease had an expiration date of October 31, 2012, with an option for ILS to extend the lease for one five (5) year period (November 1, 2012 through October 31, 2017) at a rate of 75% of the then current fair market value.

A copy of the lease modification agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number   Description of Exhibit
--------------   ---------------------------

10.1 Lease Modification #2 entered into as of the 28th day of October, 2005, by and between Plainsboro Associates and Integra LifeSciences Corporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

    Date: November 2, 2005             By: /s/ Stuart M. Essig
                                           -----------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer

                                 Exhibit Index


Exhibit Number   Description of Exhibit
--------------   ---------------------------

10.1 Lease Modification #2 entered into as of the 28th day of October, 2005, by and between Plainsboro Associates and Integra LifeSciences Corporation